UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2017

QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street
Moline, Illinois 61265

(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers.

As previously disclosed in the Company’s proxy statement, Ronald G. Peterson, a Class III director since 1993, is ineligible to hold office due to exceeding the Company’s age eligibility requirement (a person who has reached the age of 72 is not eligible for election to the board), and accordingly, the board did not nominate him for election at this year’s meeting, therefore his term expired on May 12, 2017.  Additionally, James J. Brownson, age 71, has resigned from the board at the 2017 annual meeting.  Mr. Brownson, a Class I director since 1997 would be ineligible to be nominated for election in 2018 due to exceeding our age eligibility requirement.  Following the annual meeting, the Company took action to reduce the size of the board from thirteen to eleven.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2017, the Company held its annual meeting of stockholders in Moline, Illinois. Of the 13,156,358 shares of common stock issued and outstanding as of the record date for the meeting, 11,270,472 shares were represented at the meeting in person or by proxy, constituting approximately 86% of the outstanding shares.

Three proposals were presented to the stockholders, and the final results of voting on each of the matters submitted to a vote during the annual meeting are as follows:

1.	For the election of three (3) Class III directors of the Company

NOMINEE	FOR	WITHHELD	BROKER N.V.
Michael L. Peterson	8,750,159	122,028	2,398,285
George T. Ralph III	8,750,245	121,942	2,398,285
Marie Z. Ziegler	8,751,779	120,408	2,398,285

2.	To approve, in a non-binding, advisory vote, the compensation of certain executive officers

FOR	AGAINST	ABSTAIN	BROKER N.V.
8,638,461	220,134	13,592	2,398,285

3.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017

FOR	AGAINST	ABSTAIN	BROKER N.V.
11,153,129	108,941	8,402	-0-

Item 7.01. Regulation FD Disclosure.

On May 12, 2017, the Company reviewed a presentation at its annual meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The presentation is being furnished, not filed, under Item 7.01 of this Form 8-K. This presentation is available to view at the Company’s website, www.qcrh.com.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number 99.1	Description Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Dated: May 18, 2017	By: /s/ Todd A. Gipple
Todd A. Gipple
Executive Vice President, Chief Operating Officer
and Chief Financial Officer